State Street Institutional U.S. Government Money Market Fund— Investment Class

SUMMARY PROSPECTUS — APRIL 30, 2010	TICKER SYMBOL:(GVVXX)
As Supplemented March 1, 2011
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at: http://www.sttfunds.com/literature.html
You may also get this information at no cost by calling (877) 521-4083, by sending an e-mail request to Fund_Inquiry@ssga.com, or by writing to the fund, c/o State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund” or sometimes referred to in context as the “Fund”) is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV. The Fund invests in U.S. government securities and in repurchase agreements collateralized by U.S. government securities.
Fees and Expenses of the Fund
The table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Fund. As a shareholder in the State Street U.S. Government Portfolio (the “U.S. Government Portfolio” or sometimes referred to in context as the “Portfolio”), the Fund bears its ratable share of the Portfolio’s expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment) (1)

Management Fees	0.05%
Distribution (12b-1) Fees	0.10%
Other Expenses	0.08%
-Service Fee	0.25%

Total Annual Fund Operating Expenses	0.48%

Fee Waiver and/or Expense Reimbursement(2)	(0.01)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.47%

(1)	Amounts reflect the total expenses of the U.S. Government Portfolio and the Fund restated to reflect current fees.

(2)	The Adviser has contractually agreed to cap the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest and extraordinary expenses) attributable to the Investment Class to the extent that expenses exceed 0.47% of Investment Class net assets, through April 30, 2011; this arrangement may not be terminated prior to that date without the consent of the Board.

Example
This Example is intended to help you compare the cost of investing in the U.S. Government Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that that the “1 Year” figure reflects the impact of fee waivers and/or expense reimbursements for the first year, as shown in the “Annual Fund Operating Expenses” table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$153	$268	$604
Principal Investment Strategies
The U.S. Government Fund invests substantially all of its investable assets in the U.S. Government Money Market Portfolio.
The U.S. Government Portfolio typically invests at least 80% of its net assets (plus borrowings, if any) in obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments.
The Portfolio follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the Portfolio’s investment adviser conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the Portfolio follows regulatory requirements applicable to money market funds, which require, among other things, the Portfolio to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of Portfolio liquidity. All securities held by the Portfolio are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates.
The Portfolio attempts to meet its investment objective by investing in, among other things:
▪	Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank, which are neither insured no guaranteed by the U.S. Treasury; and

▪	Repurchase agreements
Principal Investment Risks
An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
In addition, the Fund is subject to the following risks:
▪	Risks of Investing Principally in Money Market Instruments:
▪	Interest Rate Risk—The risk that interest rates will rise, causing the value of the Portfolio’s investments to fall. Also, the risk that as interest rates decline, the income that the Portfolio receives on its new investments generally will decline.

▪	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will fail, including the perception that such an entity will fail, to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the instrument.

▪	Liquidity Risk—The risk that the Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Portfolio.
▪	Master/Feeder Structure Risk: The Fund’s performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

▪	Government Securities Risks: Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and to the extent the Portfolio owns such securities, it must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment. Because the Portfolio emphasizes investment in U.S. government securities, and because U.S.

government securities generally are perceived as having low risks compared to most other types of investments, the Portfolio’s performance compared to money marked funds that invest principally in other types of money market instruments may be lower.

▪	Significant Exposure to U.S. Government Agencies and Financial Institutions: Although the Portfolio attempts to invest substantially all of its assets in securities issued or guaranteed by U.S. government agencies and high quality instruments issued by financial institutions, events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution may adversely affect the market value of instruments issued by similarly situated financial institutions.

▪	Repurchase Agreement Risk: If a seller is unable to honor its commitments, the Portfolio could lose money.

▪	Risk Associated with Maintaining a Stable Share Price: The ability of the Fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the Portfolio’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the Portfolio. To the extent that aggregate market value materially varies from the aggregate of those acquisition prices, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or issuer credit quality generally is falling, and is made worse when the Portfolio experiences significant redemption requests.

▪	Low Short-Term Interest Rates: As short-term interest rates approach 0%, the Portfolio may maintain substantial cash balances. The Portfolio typically does not receive any income from uninvested cash. In addition, if instruments held by the Portfolio pay interest at very low rates, the Portfolio may generate insufficient income to pay its expenses. At such times, the Portfolio may pay some or all of its expenses from Portfolio assets, and generally the Portfolio would not pay a daily dividend.
Performance
The bar chart and table below provide some indication of the risks of investing in the U.S. Government Fund by illustrating the variability of the Fund’s returns during the years since inception. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (877) 521-4083 or by visiting our website at www.sttfunds.com.
State Street Institutional
U.S. Government Money Market Fund
Total Return for the Calendar Years Ended December 31
Bar Chart:

2008:	1.81%
2009:	0.05%
During the period shown in the bar chart, the highest return for a quarter was 0.75% (quarter ended 3/31/08) and the lowest return for a quarter was 0.00% (quarter ended 9/30/09).
Average Annual Total Returns
For the Periods Ended December 31, 2009

		Since the Inception
		Date of the Fund
	1-Year	(Annualized)
State Street Institutional U.S. Government Money Market Fund	0.05%	1.22%
To obtain the Fund’s current yield, please call (877) 521-4083.
Investment Adviser
SSgA Funds Management, Inc. serves as the investment adviser to the Fund.
Purchase and Sale of Fund Shares
Purchase Minimums

To establish an account	$25,000,000
To add to an existing account	No minimum
You may redeem Fund shares on any day the Fund is open for business.
You may redeem Fund shares by written request or wire transfer. Written requests should be sent to:
By Mail:
State Street Institutional Trust Funds
P.O. Box 8048
Boston, MA 02266-8048

By Overnight:
State Street Institutional Trust Funds
30 Dan Road
Canton, MA 02021-2809
By Telephone:
For wire transfer instructions, please call (866) 392-0869 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary, please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Brokers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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